EMPLOYMENT AGREEMENT
                              ---------------------


     This EMPLOYMENT AGREEMENT ("Agreement") is executed as of the 1st day of May, 2005 ("Effective Date") between PETROSEARCH ENERGY CORPORATION, a Nevada corporation ("Company") and WAYNE BENINGER ("EMPLOYEE").

                                    RECITALS:

     A. Company has been capitalized under the laws of the State of Nevada in order to acquire and develop key oil and gas development prospects across the United States.

     B. Company desires to engage the services of Employee on an exclusive basis as AN EXECUTIVE OFFICER for the Company.

                              TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of the mutual covenants contained herein, Company and Employee agree as follows:

     1.     ENGAGEMENT/TERM.       Company  shall  employ  Employee  as  Chief
            ---------------
Operating Officer for a period of two (2) years from the Effective Date, subject to the termination provisions herein (the "Term"), and Employee hereby agrees to be engaged by Company for the Term in such capacity. This Agreement shall automatically expire at the end of the indicated term unless extended in writing by Company. In the absence of such an extension or notice of non-renewal by the Company, this Agreement shall be treated as an agreement from month-to-month. This agreement supersedes any previous agreements entered into between the Company and Employee.

     2.     EXCLUSIVE  EMPLOYMENT/OTHER  ENGAGEMENTS.       Company and Employee
            ----------------------------------------
hereby stipulate that this Agreement is exclusive as to Employee, and Employee shall not accept or enter into contemporaneous consulting/employment relationships with third parties. Employee shall dedicate a minimum of forty
(40) hours per week to the tasks associated with the executive position assumed under this Agreement.

     3.     COMPENSATION.       Employee  shall  be compensated for his services
            ------------
as  follows:

As compensation for all services rendered by Employee in performance of his duties or obligations under this Agreement, Company shall pay Employee a base salary (the "Base Salary") of TWENTY THOUSAND EIGHT HUNDRED THIRTY AND NO/100 DOLLARS ($20,830.00) monthly, in semi-monthly installments, during the term of this Agreement. This compensation may be increased from time to time at the discretion of the CEO.

          b.     In  addition  to  receiving  the  Base  Salary  provided for in
Section 3.a., Employee shall be entitled to receive an additional bonus of FIFTY THOUSAND and 00/100 DOLLARS ($50,000.00) payable in two semi-annual payments.

          c. Employee shall be reimbursed, upon submission of receipts, for any and all Company related travel away from the his designated office (Houston, Texas) including coach airfare, hotel and meals (subject to the expenditure limitations imposed by Company).

          d. Employee shall be promptly reimbursed for all other reasonable out-of-pocket expenses incurred on behalf of Company which are properly documented to Company; including, long distance telephone charges on telephones other than Company's office phones.

          e. Beginning with the Effective Date, Employee shall be entitled during the Term, upon satisfaction of all eligibility requirements, to participate in all health, dental, disability, life insurance, retirement and other benefit programs now or hereafter established by Company and shall receive such other benefits as may be approved from time to time by the CEO.

          f. Employee will be granted as of the Effective Date warrants to purchase THREE HUNDRED SIXTY FIVE THOUSAND (365,000) shares of Common Stock, par value $.001, of Company for a purchase price of $1.95 per share, subject to cashless exercise at Employee's election so long as Employee resorts to cashless exercise through Company's designated broker in its Warrant Exercise Policy on file at the Company's offices. The warrants shall be exercisable by Employee, subject to the following provisions, on or before the date that is four (4) years from November 15, 2004; provided, however, that such warrants shall: (i) be exercisable immediately as to 50% of the available Common shares on the Warrant Effective Date, and 50% on November 15, 2005; and (ii) be 100% exercisable immediately upon a change of control (as defined in the Section 8 below) or termination of this Agreement by the Company without "cause" or by Employee for "good reason", each as defined below. If the Employee is terminated for Cause prior to the vesting of the warrants, the unvested warrants are automatically cancelled as of the date of the termination. All amounts paid to Employee hereunder shall be subject to applicable employee related taxes and withholdings. The Warrant Agreement shall be the operative document for terms contained herein in the event of a conflict.

     4.     DEATH  OR DISABILITY.  Upon the death or disability of the Employee,
            ---------------------
this Agreement will automatically terminate, and the Employee or his heirs will be entitled to six (6) months of compensation as listed above. All of the Employee's outstanding warrants shall vest immediately upon death or disability, and will become exercisable upon the date of death or disability, and shall remain outstanding and exercisable per the terms of the warrant agreement.

     5.     LIMITED  INDEMNITY  FOR  LEGISLATIVE  CHANGES.  Company and Employee
            ---------------------------------------------
acknowledge and agree that Employee has agreed to accept stock warrant-based compensation to assist Company in its working capital position despite pending proposed legislative enactments which create uncertainty regarding future taxation of such warrant-based compensation. In order to induce Employee to accept such warrant-based compensation and the risks associated with future market conditions and legislative changes affecting future taxation, Company hereby agrees to indemnify and hold Employee harmless (not to exceed $700,000) for damages suffered in the form of taxes and penalties directly incurred by Employee due to legislative or regulatory enactment or Internal Revenue Service policy which results in the taxation of the Employee warrants effective upon grant of the warrants and/or results in taxation of the Employee warrants effective upon cashless exercise of the Employee warrants, if exercised.

     6.     DUTIES  AND  OBLIGATIONS.     Employee shall perform such duties and
            ------------------------
tasks pertaining to Employee's expertise as Company shall from time to time reasonably determine and specify as well as those duties and tasks customarily attributable to the assignment assumed as described in paragraph 1 above. Employee, with the CEO's permission, shall be entitled to perform his services, at his discretion, at locations other than Company's principal offices. Employee hereby covenants and agrees to perform the services for which he is hereby retained in good faith and with reasonable diligence in light of attendant circumstances. The Employee shall be under the supervision of the Board of Directors and shall comply with such person's directives as to all duties and tasks to be performed.

     7.     TERMINATION  FOR CAUSE BY COMPANY.  This Agreement may be terminated
            ----------------------------------
for "cause" by Company. For purposes hereof, "cause" shall mean any of the following events:

          a. Any embezzlement or wrongful diversion of funds of Company or any affiliate of Company by Employee;

          b. Malfeasance or insubordination by Employee in the conduct of his duties;

          c. Material breach of this Agreement that remains uncured for a period of at least thirty (30) days following written notice from Company to Employee of such alleged breach, which written notice describes in reasonable detail the nature of such alleged breach; or

          d. Conviction or the entry of a plea of nolo contendere or equivalent plea of a felony in a court of competent jurisdiction, or any other crime or offense involving moral turpitude.

     8.     TERMINATION  FOR  GOOD  REASON  BY  EMPLOYEE.  This Agreement may be
            ---------------------------------------------
terminated for "good reason" by Employee giving rise to the severance pay provisions set forth in paragraph 9 below. For purposes hereof, "good reason" shall mean only the following events:

          a. A material breach of this Agreement by the Company that remains uncured for a period of at least thirty (30) days following written notice from Employee to Company of such alleged breach, which written notice describes in reasonable detail the nature of such alleged breach.

          b.     A  change  of  control  (as defined below) if within forty five
(45) days following the change of control Employee is not offered the renewal of employment for at least one (1) year beyond the then pending employment term at the identical monthly salary in effect at the time of the change of control without a required geographical relocation from Employee's designated location or office (unless consented to by Employee); provided, however, that such offer need not include a new change of control provision covering subsequent changes of control. The identical monthly salary and same job title and description shall be the only criteria for determining if the offer complies with this section. A "Change in Control" shall mean the occurrence during the Term of any of the following events WHICH IS COUPLED WITH A CHANGE IN THE MAJORITY OF BOARD POSITIONS ON THE BOARD OF
DIRECTORS: (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 40% or more of the combined voting power of the Company's then outstanding Voting Securities; provided however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"),
(2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control" Acquisition, (ii) the sale or other disposition of all or substantially all of the business or assets of the Company to any person (other than a transfer to a Subsidiary); or (iii) a merger, consolidation or reorganization involving the Company (other than with a Subsidiary).

     9.     SEVERANCE PAY/EFFECT OF TERMINATION WITHOUT CAUSE BY COMPANY OR WITH
            --------------------------------------------------------------------
GOOD  REASON BY EMPLOYEE.  In the event that Company does not renew the contract
------------------------
of employment at the end of any written contract term other than due to Employee's decline of employment or Employee's acceptance of other employment, then Employee shall be paid three (3) months severance pay at then current salary rates. In the event that this Agreement is terminated by Company without "cause", or in the event that Employee terminates his employment for the "good reason set forth in paragraph 8a above, then Employee's sole remedy shall be limited to recovery by Employee from Company of the compensation and continuation of the benefits described above for the period which is equal to the portion of the contract Term then remaining on the date of termination, plus three (3) months. In the event that this Agreement is terminated by Employee for the reasons described in paragraph 8b above (i.e. a "change in control"
                                                      ---
which  is  not  accompanied  by  an appropriate employment offer as described in
           ---
paragraph 8b above), then Employee shall be entitled to severance benefits equal to the Employee's salary and existing benefits for a period equal to the full term of the then existing employment agreement irrespective of the time remaining under that written agreement (e.g. if the Employee is then under a
                                            ---
written 2-year agreement, the severance pay shall be 2 years, irrespective of the time remaining under the 2-year agreement). If the change in control occurs during a month-to-month period after the expiration of a written employment agreement but before renewal, the severance payable shall be salary and existing benefits equal to a one (1 ) year period. For purposes of determining whether "vesting" has occurred under the warrant described in paragraph 3.f. above or any existing benefit plan in which Employee is a participant in calculating such compensation, a termination without cause or for good reason shall result in an acceleration of the vesting conditions such that the benefits shall be deemed fully vested as of the date of termination. The severance pay provided for in this Agreement shall be in lieu of any other severance or termination pay to which the Employee may be entitled under any Company severance or termination plan, program, practice or arrangement. The Employee's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect.

     10.     TIME  OF  ESSENCE,  ATTORNEYS  FEES.  Time  is  of the essence with
             -----------------------------------
respect to this Agreement and same shall be capable of specific performance without prejudice to any other rights or remedies under law. If either party seeks to enforce, in law or in equity (including any arbitration proceeding), any provision contained herein, then the prevailing party in such proceeding shall be entitled to attorneys fees, interest and all such other disbursements and relief provided under law, but shall not be entitled to punitive or exemplary damages of any kind.

     11.     MODIFICATION  OR AMENDMENT.  The parties hereto may modify or amend
             --------------------------
this Agreement only by written agreement executed and delivered by the respective parties.

     12.     BINDING  ON  HEIRS AND ASSIGNS.       This Agreement shall inure to
             ------------------------------
and be binding upon the undersigned and their respective heirs, representatives, successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

     13.     COUNTERPARTS.  For  the  convenience  of  the  parties hereto, this
             ------------
Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     14.     NO  WAIVERS.  No  waiver  of  or  failure  to  act  upon any of the
             -----------
provisions of this Agreement or any right or remedy arising under this Agreement shall be deemed or shall constitute a waiver of any other provisions, rights or remedies (whether similar or dissimilar).

     15.     GOVERNING  LAW.  THIS  AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
             --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE PERFORMABLE IN HARRIS COUNTY, TEXAS EXCEPT TO THE EXTENT THAT NEVADA CORPORATE LAW CONTROLS THE MATTERS PERTAINING TO SECURITIES ISSUANCE AND CORPORATE GOVERNANCE BY OFFICERS AND DIRECTORS.

     16.     NOTICES.     Any  notice, request, instruction or other document to
             -------
be given hereunder by any party to the other shall be in writing (by FAX, mail, telegram or courier) and delivered to the parties as follows:

If  to  Company:          Richard  Dole
                          4801  Woodway  Drive,  Suite  300E
                          Houston,  Texas  77056
                          FAX:  832-553-7441

If  to  Employee:         Wayne  Beninger
                          FAX:  214-373-9963

     17.     ENTIRE  CONTRACT/NO  THIRD  PARTY  BENEFICIARIES.  This  Agreement
             ------------------------------------------------
constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto. There are no third party beneficiaries of this Agreement.

     18.     CAPTIONS  FOR CONVENIENCE.  All captions herein are for convenience
             -------------------------
or reference only and do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     19.     SEVERABILITY.  In  case any one or more of the provisions contained
             ------------
in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or enforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or enforceable provision had never been contained herein.

     20.     BINDING  ARBITRATION.  ANY  CONTROVERSY  OR CLAIM ARISING OUT OF OR
             --------------------
RELATING TO THIS AGREEMENT, OR THE BREACH THEREOF, SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION CONDUCTED IN HOUSTON, TEXAS, IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES ("RULES") OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME THE CONTROVERSY OR CLAIM ARISES, BUT SAID ARBITRATION NEED NOT BE ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR, WHICH SHALL BE AGREED UPON BY THE PARTIES, SHALL HAVE JURISDICTION TO DETERMINE ANY SUCH CLAIM AND MAY GRANT ANY RELIEF AUTHORIZED BY LAW FOR SUCH CLAIM EXCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES. ANY SUCH ARBITRATION SHALL BE CONCLUDED WITHIN 120 DAYS OF INITIATION OF THE ARBITRATION. IN ANY ARBITRATION UNDER THIS PARAGRAPH, ANY AND ALL RULES OF DISCOVERY SET FORTH IN THE TEXAS RULES OF CIVIL PROCEDURE SHALL BE APPLICABLE. EACH PARTY TO THE ARBITRATION SHALL BEAR THE INITIAL FILING FEES AND CHARGES EQUALLY, PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD REIMBURSEMENT OF ALL SUCH COSTS AND FEES TO THE PREVAILING PARTY AS A PART OF ITS AWARD. THIS PARAGRAPH SHALL LIKEWISE BE SPECIFICALLY ENFORCEABLE IN A COURT OF COMPETENT JURISDICTION SHOULD THE PARTY NOT DEMANDING ARBITRATION REFUSE TO PARTICIPATE IN OR COOPERATE WITH THE ARBITRATION PROCESS.

     EXECUTED  by  the  undersigned  as  of  the Effective Date set forth above.

SIGNATURES APPEAR ON FOLLOWING PAGE

                         PETROSEARCH ENERGY CORPORATION


                         By:  /s/  Richard  D.  Dole
                            ----------------------------------------------------
                              Richard  D.  Dole,  President  &  CEO



                         /s/  Wayne  Beninger
                         -------------------------------------------------------
                         WAYNE  BENINGER